February 2020 TECHNOLOGY AND PAYMENTS PROVIDER EMPOWERING GLOBAL MERCHANTS Exhibit 99.1

Disclaimer This presentation (this “Presentation”) was prepared for informational purposes only to assist interested parties in making their own evaluation of the proposed transaction (the “Transaction”) between Far Point Acquisition Corporation (“FPAC”, “we”, or “our”) and Global Blue Group AG (“Global Blue”). This Presentation is for strategic discussion purposes only and does not constitute an offer to purchase nor a solicitation of an offer to sell shares of FPAC, Global Blue or any successor entity of the Transaction. This presentation is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by FPAC. This Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation, express or implied, is or will be given by FPAC, Global Blue or their respective affiliates and advisors as to the accuracy or completeness of the information contained herein, or any other written or oral information made available in the course of an evaluation of the Transaction. This Presentation and the oral briefing provided by FPAC or Global Blue may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding FPAC’s, Global Blue’s or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward looking statements are based on FPAC’s and Global Blue’s current expectations and beliefs concerning future developments and their potential effects on FPAC, Global Blue or any successor entity of the Transaction. There can be no assurance that the future developments affecting FPAC, Global Blue or any successor entity of the Transaction will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond FPAC’s or Global Blue’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Except as required by law, FPAC and Global Blue are not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners and FPAC’s or Global Blue’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, trademarks and trade names referred to in this presentation may appear with the ® or ™ symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of FPAC. This presentation contains statistical data, estimates and forecasts that have been provided by Global Blue and/or are based on independent industry publications or other publicly available information, as well as other information based on FPAC’s internal sources. This information involves many assumptions and limitations and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data that has been provided by Global Blue and/or contained in these industry publications and other publicly available information. Accordingly, none of FPAC, Global Blue nor their respective affiliates and advisors makes any representations as to the accuracy or completeness of these data. Certain amounts related to the transaction described herein have been expressed in U.S. dollars for convenience and, when expressed in U.S. dollars in the future, such amounts may be different from those set forth herein. Financial Information. The historic financial information respecting Global Blue contained in this Presentation has been taken from or prepared based on the historical audited financial statements of Global Blue, which have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as adopted by IASB, which are not materially different from IFRS as issued by the International Accounting Standards Board (“IASB”). An audit of such financial statements in accordance with the standards of the U.S. Public Company Accounting Oversight Board is included in the registration statement/ proxy statement related to the Transaction. Non-IFRS Financial Measures. This presentation includes certain financial measures not prepared in accordance with IFRS, which constitute “non-IFRS financial measures” as defined by the rules of the U.S. Securities and Exchange Commission. These non-IFRS financial measures include: Adjusted EBITDA, Adjusted EBITDA Margin, Cash Flow Conversion, FCFE (Group Share), Adjusted EBIT, Unlevered Net Income, Adjusted Net Income, Adjusted Net Income (Group Share), Leverage Ratio and Adjusted Operating Expenses. FPAC has included these non-IFRS financial measures because it believes they provide an additional tool for investors to use in evaluating the financial performance and prospects of Global Blue or any successor entity of the Transaction. These non-IFRS financial measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with IFRS. In addition, these non-IFRS financial measures may differ from non-IFRS financial measures with comparable names used by other companies. Note however, that to the extent forward-looking non-IFRS financial measures are provided herein, they are not reconciled to comparable historic IFRS measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Additional Information. In connection with the Transaction, Global Blue Group Holding AG, the intended successor entity in the Transaction, has filed a Registration Statement on Form F-4, which includes a preliminary prospectus and preliminary proxy statement. FPAC will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. Investors and security holders of FPAC are advised to read the preliminary proxy statement/prospectus in connection with FPAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the Transaction, and the definitive proxy statement/prospectus, when available, because the proxy statement/prospectus will contain important information about the Transaction and the parties thereto. The definitive proxy statement/prospectus will be mailed to stockholders of FPAC as of a record date to be established for voting on the Transaction. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, without charge, and the definitive proxy statement/prospectus, once available, at the SEC’s website at www.sec.gov or by directing a request to: Far Point Acquisition Corporation, 18 West 18th Street, New York, NY 10011. Participants in the Solicitation. FPAC, Global Blue and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of FPAC’s stockholders in connection with the Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the Transaction of FPAC’s directors and officers in FPAC’s filings with the SEC, including FPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 29, 2019, and such information and names of Global Blue’s directors and executive officers included in the Registration Statement on Form F-4 filed with the SEC by Global Blue Group Holding AG, the intended successor entity in the Transaction, which includes the preliminary proxy statement of FPAC for the Transaction. Disclaimer Regarding Forecast Information And Medium-term Objectives. The assumptions made in preparing Global Blue’s forecast for the financial years ending March 31, 2020 and 2021 and Global Blue’s medium-term objectives included in this presentation may prove incorrect, incomplete or inaccurate: Global Blue’s forecast for the financial years ending March 31, 2020 and 2021 and Global Blue’s medium-term objectives included in this presentation, which present financial goals and targets with respect to, among others, revenue, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Group Share) and FCFE (Group Share), reflect numerous assumptions made by Global Blue’s management at the time they were prepared in August 2019. These assumptions relate to commercial expectations and other external factors, including political, legal, fiscal, market and economic conditions and factors affecting travel and traveller shopping, including pandemics and applicable legislation, regulations and rules (including, but not limited to, accounting policies and accounting treatments) and movements in foreign exchange rates, all of which are difficult to predict and are beyond Global Blue’s control. The financial forecasts and medium-term objectives included herein are forward looking statements that are inherently subject to significant uncertainties and contingencies, many of which are beyond Global Blue’s and FPAC’s control, such as, for example, the coronavirus outbreak that will have a sizable negative impact on Global Blue’s business, results of operations and financial condition, and is not taken into account in the financial forecast information and medium-term objectives included herein. Accordingly, there is a risk that the assumptions made in preparing the forecast for the financial years ending March 31, 2020 and 2021 and medium-term objectives could prove incorrect, incomplete or inaccurate and there may be differences between Global Blue’s actual and projected results, which could be material in nature and impact the New Global Blue Share price. The inclusion of the forecast for the financial years ending March 31, 2020 and 2021 and medium-term objectives in this presentation should not be regarded as an indication that Global Blue or Global Blue’s management considered or consider such financial targets and outlook to be reliable predictions of future events.

Today’s presenters Thomas Farley Chief Executive Officer Jacques Stern Chief Executive Officer Loïc Jenouvrier Chief Financial Officer

Summary transaction overview

TRANSACTION DESCRIPTION	• Far Point Acquisition Corporation ("FPAC") is entering into a definitive agreement to combine with Global Blue AG ("Global Blue") • The post-closing public company will be incorporated in Switzerland, listed in NYSE, and maintain the Global Blue name • The transaction is expected to close during the second quarter of 2020
PURCHASE PRICE[1]	• Total enterprise value of €2.3B / $2.6B ($10.0 per share) – TEV/Adjusted EBITDA 2020/21E[2] of 12.1x • Existing Global Blue shareholders will be paid ~€870M in cash consideration and issued ~80M roll-over shares in Global Blue
FINANCING OF THE TRANSACTION[1]	• The transaction will be funded by a combination of FPAC cash held in trust account and cornerstone equity investments[3] • Cornerstone equity investors to commit €316M ($350M) before announcement of the deal (PIPE). Ant Financial, additional investors, and Third Point to invest $125M (€113M), $125M (€113M), and $100M (€90M), respectively • Firm commitment from banks to refinance debt at closing for total value of €630M, with anticipated pro-forma Net Debt / LTM Adjusted EBITDA (Mar-2020E) of 3.3x
PRO-FORMA OWNERSHIP[1]	• **Existing Global Blue shareholders:** 42% ownership • **Cornerstone equity investment (Ant Financial / additional investors / Third Point):** 7% / 7% / 5% ownership • **FPAC founders:** 6% ownership
GOVERNANCE	• Jacques Stern will continue to serve as CEO and Loïc Jenouvrier will continue to serve as CFO for the combined Company • Thomas Farley will serve as the Chairman • Expected Board: 9 members (including GB CEO), of which majority are independents; 3 to be appointed by existing shareholders and 2 by FPAC

Note: EUR/USD Exchange Rate 1.109. See "Non-IFRS Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-IFRS financial measures included in this presentation. See "Disclaimer Regarding Forecast Information and Medium-Term Objectives". (1) Assumes no redemption by FPAC's existing public shareholders and no adjustments under the Merger Agreement. (2) Global Blue fiscal year ends March 31, 2021. (3) Cornerstone equity investments to take the form of a PIPE. Source: Company Information (Global Blue).

Global Blue FAR POINT 4

BUSINESS OVERVIEW INVESTMENT HIGHLIGHTS TRANSACTION OVERVIEW APPENDIX

INTERNATIONAL SHOPPERS Worldwide Luxury Revenue 20-30% (1) A strategic technology and payments partner empowering merchants to capture the growth of international shoppers  TAX FREE SHOPPING TECHNOLOGY SOLUTIONS SMART DATA & BUSINESS INTELLIGENCE TARGETED MARKETING SOLUTIONS & INTELLIGENT SALES TECHNOLOGY ADDED-VALUE PAYMENT SOLUTIONS MERCHANTS Note: (1) When limiting luxury revenue to that in Tax Free Shopping countries (instead of worldwide), international shoppers represent 40-50% of luxury revenue (company estimate based on a sample of merchants in Tax Free Shopping countries). Source: Company Information (Global Blue). TFS Merchant Stores +300K

Global Blue at a glance

Tax Free Shopping Technology Solutions (TFS)

~85% of revenue

13M GB international shoppers	**36M** GB transactions	**€18.2B** GB sales in store (SiS)
€70B addressable market[2]	**€26B** addressed market[2]	**~70%** GB market share[3]

Global Blue

Added-Value Payment Solutions (AVPS)

~15% of revenue

16M GB international shoppers[1]	**28M** GB transactions	**€4.4B** GB sales in store (SiS)
€455B addressable market[4]	**€28B** addressed market[4]	**~20%** GB market share[5]

REVENUE	ADJUSTED EBITDA	ADJUSTED EBITDA MARGIN	CASH FLOW CONVERSION[6]
~€430M (2019/20E)	**~€182M** (2019/20E)	**~42%** (2019/20E)	**~85%** (2019/20E)

Note: Figures refer to the fiscal year ending 31 March 2019 (2018/19), except where noted. See "Non-IFRS Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-IFRS financial measures included in this presentation. See "Disclaimer Regarding Forecast Information and Medium-Term Objectives". (1) Company estimate, extrapolated from GB sample set; (2) Addressable market estimate refers to total eligible SiS (excluding cross-border TFS, government-run TFS schemes, ineligible transactions, and countries without VAT) as at 2018/19; addressed market refers to the sub-segment addressed by VAT refund operators, excluding SiS not issued and refunded and SiS related to in-house VAT refund merchants; (3) Estimated third-party serviced market share based on TFS SiS; (4) Addressable market estimate refers to addressable cross-border card spend on POS and ATM (excluding multi-currency processing market) as at 2018/19; addressed market reflects market-wide DCC penetration and acceptance rates; (5) Estimated market share based on DCC revenue; Global Blue AVPS SiS as percentage of the addressed market equals 16%. (6) Adjusted EBITDA less Capital Expenditures divided by Adjusted EBITDA. Source: Company Information (Global Blue).

Global Blue FAR POINT 7

Purchase: €1,000 VAT: €200 Tax Free Shopping Technology Solutions INTERNATIONAL SHOPPER INTERNATIONAL SHOPPER VAT REFUND €140 MERCHANT REVENUE €30 GLOBAL BLUE SOLUTIONS Software Payments Processing, Software Software €30 VAT: €200 REFUND AGENT Issuing (Tax free form) Refunding (VAT) MERCHANT CUSTOMS & AUTHORITIES Export Validation (Goods) PURCHASE (including VAT) €1,200 A win-win value proposition for merchants, international shoppers, customs & authorities, and Global Blue REVENUE Note: This overview is presented for illustrative purposes only and not as a representation of actual amounts involved in the TFS process. Actual amounts may vary depending on a number of factors, including the revenue share split set out in agreements with merchants and market trends.

REVENUE GROWTH DRIVERS(2) Global Blue is the most comprehensive INTEGRATED NETWORK in its category Employers Fleet Operators Retailers EMPLOYEE BENEFIT TRANSPORTATION INTERNATIONAL SHOPPERS CLIENTS Restaurants Petrol Stations Refund Agents / Payment Providers CONSTITUENCIES BACK END INTEGRATION WITH PAYMENT PROVIDERS KEY NETWORK FUNCTIONS v AFFILIATION OF NETWORK CONSUMER BRANDING TECH-ENABLED PROCESSING DATA AGGREGATION & ANALYTICS FRONT END INTEGRATION WITH POS & PSP NETWORK EXAMPLES

BUSINESS OVERVIEW INVESTMENT HIGHLIGHTS TRANSACTION OVERVIEW APPENDIX

Investment highlights POWERFUL MACRO DRIVERS OF GROWTH 1 CLEAR MARKET & TECHNOLOGY LEADERSHIP 2 BUSINESS STRATEGY CREATING VALUE 3 INTERNATIONAL MANAGEMENT TEAM WITH RELEVANT EXPERTISE 5 ATTRACTIVE TRANSACTION-BASED BUSINESS MODEL 4

1 2 3 4 5

Strong macro driven historical growth expected to continue

	PROOF POINTS		GROWTH DRIVER	*Next ~5 years expectation*
A EMERGING MARKETS	97% correlation(1)	EM middle class vs. TFS transactions	Arrivals of EM shoppers into Global Blue's markets	+9% CAGR(4)
B DIGITALIZATION	2.0x higher(2)	Success ratio increase in digital vs. non-digital countries	% of transactions digitally validated	54% to 89%(5)
C VAT DYNAMICS	1.4x faster(3)	Luxury sales growth in VAT refund vs. non-VAT refund countries	Countries adopting a VAT refund scheme	>10 additional countries(6)

Note: (1) R-squared of the regression between arrivals into Global Blue markets (implied by emerging markets middle class growth, based on a regression calculated between 2000/01 to 2018/19) and Global Blue TFS transactions, calculated between 2009/10 and 2018/19; (2) Calculated from 2009/10 to 2018/19, based on a consistent set of Global Blue countries with digital validation and non-digital validation at the start and end date of the calculation; (3) Extra-regional personal luxury market growth in countries with VAT refund schemes and countries without, calculated from 2009/10 to 2018/19; (4) Forecast period is 2018/19 - 2024/25; (5) Forecast period is 2018/19 - 2021/22; (6) Subject to decisions of the respective governments, as such may or may not eventually occur. Source: Company Information (Global Blue).

Global Blue FAR POINT 12

Global Blue’s clear competitive differentiation Note: Figures refer to 2018 / 19A. Fiscal year ending 31 March. (1) Estimated third-party serviced market share, based on TFS SiS; (2) Last 5 years average % SiS. (3) TFS countries where Global Blue currently operates. (4) Average tenure based on the top 20 merchants Source: Company Information (Global Blue). >3x market share vs. next TFS competitor 40+ PSP integrations 200+ POS integrations 17 customs integrations 13 payment partners Low gross churn(2): -3% Positive net churn(2): +1% 70% market share in TFS(1) PORTFOLIO OF ICONIC LUXURY BRANDS GLOBAL LEADERSHIP FULLY INTEGRATED IN-HOUSE TECHNOLOGY PLATFORM DEEP DOMAIN EXPERTISE IN COMPLIANCE 1 2 3 4 5 Avg. tenure (years)(4): >20 >40 Tax free shopping countries(3) where GB has deep regulatory know-how Longstanding relationships with iconic luxury brands

1 2 3 4 5

Business strategy creating value

	VOLUME GROWTH MACRO DRIVERS			MANAGEMENT INITIATIVES TO BOOST VOLUME GROWTH	
VOLUME GROWTH DRIVERS	EMERGING MARKETS	VAT DYNAMICS	DIGITALIZATION	TAX FREE SHOPPING TECHNOLOGY SOLUTIONS Increase penetration Increase market share Expand market	ADDED-VALUE PAYMENT SOLUTIONS Increase DCC penetration Cross-sell payment solutions

REVENUE GROWTH DRIVERS

- **INTELLIGENCE** – Open-eye advisory to identify opportunities for growth
- **MARKETING** – Data-driven solutions to increase footfall
- **SALES** – Techniques and technology to convert footfall to revenue
- **EXPERIENCE** – Personalized customer journey to enhance performance

STRATEGIC PARTNERSHIPS TO ENHANCE VALUE CREATION

Global Blue FAR POINT 14

1 2 3 4 5

M&A strategy – potential opportunity

GB IS WELL POSITIONED FOR STRATEGIC M&A

1. Modernization of the technology stack since new management team arrival in 2015 enables Global Blue to on-board acquired companies and drive revenue and cost synergies
2. Public currency, achieved through merger with Far Point, increases the target list and structuring flexibility
3. Global Blue's trusted position with ca. 400K high-quality stores and 29M International Shoppers enables provision of additional services over time
4. Jacques Stern and Thomas Farley both have extensive public-market M&A experience executing and integrating highly accretive acquisitions totalling >$20B of transaction value
5. Management and Board focus on financial discipline

AREAS OF POTENTIAL M&A

INFORMATION SERVICES
Assist merchants with driving additional revenue

CONSUMER DIGITAL MARKETING
Drive consumer footfall to merchant stores

TECHNOLOGY AND PAYMENTS AT POINT-OF-SALE
Assist merchants with the digital checkout process

ADDED VALUE PAYMENT SERVICES
Assist businesses with managing payments complexity in their environments (e.g., hospitality, retail)

Global Blue FAR POINT 15

1 2 3 4 5

Powerful financial model delivering earnings growth and cash flow generation

(2009/10 and 2018/19 - Fiscal years ended in March. The year 2018/19 refers to 1 April 2018 to 31 March 2019)

GROWTH

Revenue, €M



+11% CAGR
160
409
2009/10
2018/19

SiS CAGR over the period: +15%

TRACK RECORD OF GROWTH

+

PROFITABILITY

Adjusted EBITDA, €M



Adjusted EBITDA margin %
23%
41%
+19% CAGR
36
170
2009/10
2018/19

OPERATING LEVERAGE

+

CASH FLOW CONVERSION

Last 3 Years Average (2016/17 - 2018/19)



100%
(17%)
83%
Adjusted EBITDA
Capex
EBITDA - Capex

HIGH CASH FLOW CONVERSION

=

EARNINGS POWER

€M, 2018/19



139
(31)
108
Adjusted effective tax rate: 22-23%
Adjusted EBIT(1)
Tax
Unlevered Net Income

EXCEPTIONAL TOTAL SHAREHOLDER RETURNS

Note: Fiscal year ending 31 March. Adjusted EBITDA defined as earnings before interest, taxes, depreciation and amortization, excluding other income and expense items that the Company considers as not related to ordinary business operations. Unlevered net income defined as earnings before interest and taxes less unlevered tax expense, before deducting non-controlling interest. See "Non-IFRS Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-IFRS financial measures included in this presentation.
(1) Adjusted EBIT defined as earnings before interest and taxes, excluding amortisation from purchase price allocation related to acquired assets, predominantly related to the 2012 LBO. Source: Company Information (Global Blue).

Global Blue FAR POINT 16

1 2 3 4 5

Well-diversified business

INTERNATIONAL SHOPPER'S ORIGIN

TFS SiS, % total

INTERNATIONAL SHOPPER'S DESTINATION

TFS SiS, % total

MERCHANT BASE(2)

TFS Revenue, % total



Other DM 17%
GCC 8%
USA 6%
Other EM 14%
SEA & India 11%
Russia 5%
China 40%
Developed markets ~30%
Emerging markets ~70%
Other APAC 3%
Singapore 9%
Japan 17%
Other EMEA & Americas 17%
Spain 7%
Germany 7%
Italy 13%
UK 14%
France 14%
APAC ~30%
Europe(1) ~70%
Merchant 1 5%
Merchant 2 2%
Merchant 3 2%
Merchant 4 2%
Merchant 5 2%
Merchants 6-20 15%
Other 72%
Top 20 ~30%

HIGHLY DIVERSIFIED BUSINESS MODEL

across destination markets,
origin of international shoppers and merchants

STRATEGIC POSITION IN APAC

enabling company to capture the growth in the region

EXPOSED TO EMERGING MARKETS

~70% of TFS SiS generated by international shoppers from emerging markets

Note: Figures refer to the financial year ending 31 March 2019 (2018/19) (1) Includes EMEA and Latin America (2) Refers to TFS revenue split by individual merchants
Source: Company Information (Global Blue).

Global Blue FAR POINT 17

Commentary Reversion of growth to medium-term trend Note: See “Non-IFRS Financial Measures” above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-IFRS financial measures included in this presentation. Source: Company Information (Global Blue). Last 5 YearS Last 3 YearS DEC-2019 YTD SALES IN STORE REVENUE ADJUSTED EBITDA Structural long-term growth underpinned by macro drivers Last 2-3 years impacted by FX and geopolitical volatility Business back to solid growth for the first 9 months of the financial year Fiscal years ended in March 1 2 3 4 5

Commentary Reversion of growth to medium-term trend: 2019 Zoom-in Source: Company Information (Global Blue). Quarterly 2019 Revenue YoY Growth 1 2 3 4 5 Q4 2018/19 (3 months ending 31-Mar) Q1 2019/20 (3 months ending 30-Jun) Q2 2019/20 (3 months ending 30-Sept) Q3 2019/20 (3 months ending 31-Dec) Revenue growth across all quarters in 2019 is at / ahead of top-end of medium-term revenue guidance of 3 – 6% Stronger growth during summer shopping months

1 2 3 4 5

Outlook and medium term guidance (1/3)

Fiscal years ended in March	2018/19A	2019/20E	2020/21E	MEDIUM TERM GUIDANCE (3 YEARS: 2020/21E-2023/24E)

See detailed SiS forecast and revenue growth guidance reconciliation in Appendix

REVENUE €M



~455
431
~445
409

3-6% compounded annual revenue growth rate

- Structural macro drivers leading to 9% Sales in Store growth
- ~2/3 of the delta between SiS and revenue CAGR driven by mix effect
- The remaining ~1/3 of the delta is driven by competitive pressure

ADJUSTED EBITDA €M



Margin
41%
42%
~42%(1)
~193 (1)
182
~187 (1)
170

>200bps Adjusted EBITDA margin expansion

- High profitability driven by economies of scale
- Significant operating leverage (60% of adjusted opex is fixed; *details in appendix*)

Note: See "Non-IFRS Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-IFRS financial measures included in this presentation. See "Disclaimer Regarding Forecast Information and Medium-Term Objectives".
(1) 2020/21E Adjusted EBITDA data does not include costs related to a US listing.
Source: Company Information (Global Blue).

Global Blue FAR POINT 20

1 2 3 4 5

Outlook and medium term guidance (2/3)

Fiscal years ended in March	2018/19A	2019/20E	2020/21E	MEDIUM TERM GUIDANCE (3 YEARS: 2020/21E-2023/24E)

ADJUSTED NET INCOME (GROUP SHARE[1]) €M


81
81
~95 (3)

High-single digit Adjusted Net Income (Group Share) growth

- Cumulative increase of D&A of ~€15M between 18/19A - 21/22E, then to remain broadly flat *(details in appendix)*
- As a part of the transaction, Global Blue is conducting a refinancing of its capital structure; E+2.00% expected interest rate in 2020/21 supporting net income step-up
- Adjusted Effective Tax Rate of ~24%

FCFE[2] (GROUP SHARE) €M


65
73
~90 (3)

- Maintain a sustainable annual capex level of ~€32-35M per annum
- Cash taxes broadly in line with adjusted P&L taxes
- Cash interest reflecting refinancing (per above)

Note: See "Non-IFRS Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-IFRS financial measures included in this presentation. See "Disclaimer Regarding Forecast Information and Medium-Term Objectives". (1) Group Share refers to Adjusted Net Income or FCFE attributable to the shareholders, i.e. excluding minority interest. Minority increase mainly attributable to JV in Japan. (2) Free Cash Flow to Equity (FCFE) defined as Adjusted EBITDA - Capital Expenditure - Cash Interest Paid - Income Taxes Paid - Principal Elements of Lease Payments - Dividends Paid to Non-controlling Interests. While NWC is structurally neutral, due to seasonal trends and potential year-end cut-off issues, Global Blue now excludes NWC from FCFE (Group Share), with a view to improve the analytical value of the metrics. For the financial year ended March 31, 2019, the change in NWC was €7M, implying that FCFE (Group Share) including NWC was €73M, compared to the €65M presented herein. (3) 2020/21E Adjusted Net Income and FCFE data does not include costs related to a US listing.
Source: Company Information (Global Blue).

Global Blue FAR POINT 21

Outlook and medium term guidance (3/3) Note: See “Non-IFRS Financial Measures” above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-IFRS financial measures included in this presentation. See “Disclaimer Regarding Forecast Information and Medium-Term Objectives”. (1) Defined as financial debt plus lease liabilities less cash, divided by Adjusted EBITDA. (2) In form of dividend and / or share buyback. Dividend declared in the year and paid in the following year. Capital return payment for fiscal year ending 31 March 2021 is expected to be paid September 2021. Source: Company Information (Global Blue). Medium term GUIDANCE (3 years: 2020/21E-2023/24E) Adjusted Net Debt / Adjusted EBITDA to below 2.5x Increase of absolute amount expected over time 2019/20E 2020/21E LEVERAGE RATIO(1) (x) CAPITAL RETURN(2) €M Not listed Fiscal years ended in March 1 2 3 4 5

1 2 3 4 5

International management team with relevant expertise

Average 10+ years at Global Blue[1]

Jacques Stern
Chief Executive Officer
pwc, Accor, Edenred
France – 4

Loïc Jenouvrier
Chief Financial Officer
Accor, Barrière, Edenred
France – 4

MARKETS

Pier F. Nervini
Europe North, Central and Global Accounts
Dun & Bradstreet
Italy – 16

Laurent Delmas
Europe South
Accor, Edenred
France – 3

Greg Gelhaus
APAC
Kirkham, Marakon, pwc
USA – 5

PRODUCTS

Tomas Mostany
Tax Free Shopping Technology Solutions
havas media, Kodak
Argentina – 17

Damian Cecci
Added-value Payment Solutions
Travelex, nab
Australia – 16

IT & OPERATIONS

Fabio Ferreira
Technology
Edenred, CVC
Brazil – 4

Jeremy Taylor
Operations
TNT, post
UK – 20

SUPPORT

J. Henderson-Ross
Legal
Mayer Brown, AIMIA
UK – 5

Jorge Casal
New Markets, Public Affairs & Americas
Tia
Argentina – 21

X Years at Global Blue

Global Blue FAR POINT 23

Note: (1) Based on the average tenure of the executive committee (defined as the management team presented herein), including experience of acquired companies.

BUSINESS OVERVIEW INVESTMENT HIGHLIGHTS TRANSACTION OVERVIEW APPENDIX

Global Blue + Far Point: a partnership to create lasting value

Global Blue			Far Point	
Market leading technology and payments provider empowering global merchants			Formed to create a leading, public FinTech company as a platform for future growth	
~300,000 TFS merchant stores processing ~€18B in Sales in Store	#1 GLOBAL TFS PROVIDER	1	PROVEN FINTECH EXPERIENCE	NYSE, ICE, SUNGARD
+240 PSP/POS integrations and 13 payments partners on a single cloud-based platform, built for scale	FULLY INTEGRATED NETWORK & PROCESSING PLATFORM	2	PARTNERSHIP WITH PREMIER ASSET MANAGER	THIRD POINT
Structural growth tailwinds combined with best-in-class margins	STRUCTURAL GROWTH AND HIGHLY PROFITABLE	3	~$750M OF CAPITAL DELIVERED	~$650M cash in trust plus ~$100M Third Point PIPE investment commitment

25

Detailed transaction overview (1/2) Sources and USES(1) CAPITALISATION OVERVIEW Note: EUR/USD Exchange Rate 1.109. See “Non-IFRS Financial Measures” above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-IFRS financial measures included in this presentation. See “Disclaimer Regarding Forecast Information and Medium-Term Objectives”. Capitalisation is presented prior to the expected usage of approximately €45M Global Blue cash to cover part of the fees related to the transaction. (1) Assumes no redemption by FPAC’s existing public shareholders, no adjustments under the Merger Agreement, and Trust Account value as of September 30, 2019. Source: Company Information (Global Blue). Assumes no redemption by FPAC’s existing public shareholders

Detailed transaction overview (2/2)

IMPLIED VALUATION

VALUATION	
Pro-forma shares outstanding (M)	~188 [1]
Illustrative share price	$10.0 / €9.0
Implied equity value	**€1,700**
Net debt at closing	600
Implied total enterprise value	**€2,300**

IMPLIED 2020/21E TRANSACTION MULTIPLES [2]		
TEV / EBITDA	€190	12.1x
Equity value / Net Income	95	17.9x
FCFE yield	90	5.3%

POST-TRANSACTION OWNERSHIP (%)



Founders
FAR POINT
6% (4)
Shareholders
FAR POINT
39%
Existing shareholders
Global Blue
42%
Public shareholders
FAR POINT
34%
THIRD POINT (3)
5%
Additional
investors
7%
蚂蚁金服
ANT FINANCIAL
7%
Cornerstone
equity investors
19%

Note: EUR/USD Exchange Rate 1.109. Global Blue Fiscal year closing as of March 31. Pro forma for refinance of existing debt. See "Non-IFRS Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-IFRS financial measures included in this presentation. See "Disclaimer Regarding Forecast Information and Medium-Term Objectives". (1) Assumes no redemption by FPAC's existing public shareholders. (2) Global Blue 2020/21E comparable to peers' CY2020E financials. Based on mid-point of Company medium term guidance. (3) Total Third Point post-transaction ownership is 13% including Third Point cornerstone equity investment, public FPAC shares, and beneficial ownership of Far Point Founder shares. (4) Far Point Founders will (a) surrender 2.5M of its Founder Shares, which will be used as part of a new management incentive plan and (b) exchange an additional 2.5M of its Founder Shares into contingent shares, which will be earned 50% when the Combined Entity's shares trades at or above $12.50 per share and 50% when the Combined Entity's shares trade at or above $15.00 per share. Source: Company Information (Global Blue).

Global Blue FAR POINT 27

CAPEX-LIGHT MODEL RICH CUSTOMER & MERCHANT DATA PAYMENT PROCESSING EXPERTISE DEEP MERCHANT RELATIONSHIPS END-TO-END SERVICE OFFERING INTEGRATED NETWORKS OTHER PAYMENTS NETWORK Global Blue peer group positioning No competency Core competency Some competency Potential peer set

Implied discount: 28% vs. Integrated Networks 33% vs. Other Payments 55% vs. Networks Implied discount: 0.9 pp vs. Integrated Networks 2.1 pp vs. Other Payments 2.4 pp vs. Networks TEV/EBITDA 2020E Note: Global Blue valued at TEV €2.3B and Equity Value of €1.7B. See “Non-IFRS Financial Measures” above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-IFRS financial measures included in this presentation. See “Disclaimer Regarding Forecast Information and Medium-Term Objectives”. FY Mar-2021 for Global Blue / CY2020 for peers; (1) Integrated Networks refers to median of: Amadeus, Edenred, Fleetcor and Wex; (2) Other Payments refers to median of: FIS, Fiserv, Global Payments and Worldline; (3) Networks refers to median of: Mastercard and Visa. Source: Company Information (Global Blue). (1) Global Blue represents a unique and attractive investment opportunity at a compelling valuation p/E 2020E FCFE YIELD 2020E Implied discount: 26% vs. Integrated Networks 30% vs. Other Payments 49% vs. Networks (2) (3) (1) (2) (3) (1) (2) (3)

BUSINESS OVERVIEW INVESTMENT HIGHLIGHTS TRANSACTION OVERVIEW APPENDIX - Additional company materials

VAT refund regulatory framework Difference between duty free and in town? p.53 VAT: Value-added Tax is an indirect tax on the domestic consumption of goods and services, except those that are zero-rated (such as food and essential drugs) or are otherwise exempt (such as exports). VAT refund scheme: International shoppers can claim a refund on the VAT they have paid in destination countries on eligible goods while exiting the country/region of purchase(1) Eligible beneficiary Usually: All non-residents of the country/region Example of countries where domestic purchaser exporting goods are eligible to Tax Free Shopping: Japan/Australia Eligible goods Specific list for each country Example of countries where alcohol or tobacco are not eligible for Tax Free Shopping: Czech Republic, Greece, Lithuania, Belgium, France, Morocco, Russia, Slovenia and South Korea VAT Minimum purchase amount Specific to each country France: €175.01, Italy: €154.95, Spain: €0, UK: £0, Japan: JPY 5,000 % VAT rate Ranges between 15-25% in European countries(2) and 5-10% in Asian countries AT AIRPORT: IN TOWN: No VAT paid (duty free) VAT paid at purchase Later shopper needs to prove exit of country Note: (1) The EU VAT Directive also requires all EU member states to operate a VAT refund scheme for non-EU residents; A unanimous decision from all EU member states for any change to the EU VAT Directive; (2) The EU VAT Directive provides that each EU member state must apply a standard VAT rate of at least 15% and there is no maximum rate that can be set. Source: Company information (Global Blue). What is VAT & VAT refund scheme? Parameters of the VAT refund scheme

Positive VAT dynamics are a strong driver of luxury sales growth Number of countries and territories with VAT p.53 p.53 Graph p.53 but no clear data 24 in 2019 from DR Note: (1) Includes territories with different VAT rules than sovereign countries, that are counted as separate countries. Source: Company information (Global Blue), OECD. Increasing number of countries are adopting VAT VAT refund countries exhibit higher luxury sales growth INCREASING NUMBER OF COUNTRIES ARE ADOPTING VAT refund schemes Number of countries operating a VAT refund scheme +160 +72 Extra-regional luxury Personal luxury Luxury market growth (CAGR 2009/10 – 2018/19) +3ppts

Finland Netherlands UK Italy Spain Germany Japan Singapore Increasing VAT rates drive growth of TFS environment EUROPE ASIA Increased to 10% in 1 Oct. 2019 France Source: Company information (Global Blue). VAT evolution across major destination markets 77% of European OECD members increased their VAT rate since 2006 Germany: 16%-19% (2007-2008) Spain: 16%-21% (2010-2013) Italy: 20%-22% (2011-2015) Japan stated intent to increase VAT rate from 8% to 10% from 1 October 2019 DEVELOPMENTS

Additional countries may implement VAT refund schemes HIGH TO MEDIUM PROBABILITY MEDIUM TO LOW PROBABILITY p.55 Countries currently with VAT or GST and no VAT refund scheme Countries currently with VAT or GST and with VAT refund scheme managed by the government Countries currently with no VAT or GST and no VAT refund scheme Note: (1) Subject to decisions of the respective governments, as such may or may not eventually occur; (2) Global Blue supports Australia government scheme through back-office Tax Free Shopping processing. As such, Australia is included in both Global Blue countries and government-run schemes. Source: Company information (Global Blue). Countries likely to adopt VAT refund schemes in the next 5 years(1) Kuwait Brazil Iran USA India Canada Venezuela New Zealand Philippines Thailand Australia(2) Azerbaijan Serbia Indonesia Colombia Sri Lanka Saudi Arabia Peru Kazakhstan Chile Costa Rica

Open-Eye advisory to identify opportunities for growth We use data to help merchants understand the international shopper opportunity BENCHMARK TAX FREE SHOPPING SOLUTIONS PERFORMANCE IDENTIFY INTERNATIONAL SHOPPER TRAFFIC OR SPEND OPPORTUNITIES Adapt product assortment to latest international trend ADAPT TACTICAL DECISIONS BASED ON SHORT-TERM FUTURE OUTLOOK Source: Company information.

Macro drivers directly tied to Global Blue's growth equation

A **EMERGING MARKETS**
70% international shoppers from emerging markets

B **VAT DYNAMICS**
Increasing number of VAT refund schemes and increasing rates

C **DIGITALIZATION**
54% of Global Blue export validations are digital[2]

D **DIGITALIZATION OF PAYMENTS**
69% of transactions are digital[3]

TAX FREE SHOPPING ADDRESSABLE MARKET: €70B SALES IN STORE

A		B		C
Number of traveller trips	×	Average spend per trip & per shopper	×	Success Ratio 39%[1] currently
• Emerging market (EM): Middle class wealth growth • Developed countries: GDP growth		• Purchasing power in local currency • Extra-regional price differential[4]		• Awareness • Ease of issuing, export validation and refunding

DYNAMIC CURRENCY CONVERSION ADDRESSABLE MARKET: €455B SALES IN STORE

D		D		
Addressable digital payments	×	% of merchants offering DCC	×	Acceptance Rate 28% currently[5]

Note: Figures refer to 2018/19. (1) Presented on a transaction basis, which translates to 49% on a SIS basis; (2) SIS in countries with digital export validation as % of total Global Blue SIS; (3) Refers to percentage of payments that are card / electronic (non-cash). Card transactions include consumer payments from charge cards, credit cards, debit cards, and pre-paid cards and excludes electronic direct and automated clearing house transactions. Based on Consumer Payment Transaction Volume in select markets; based on China, Japan, Australia, Canada, USA, France, Germany, Greece, Italy, Netherlands, Portugal, Spain, and the UK; (4) Defined as the difference in retail price, of the same product, between the origin and destination country, before having the VAT, that is included in the destination country retail price, refunded; (5) Global Blue SIS acceptance rate calculated on SIS basis.
Source: Company Information (Global Blue), Euromonitor International (Consumer Finance Edition 2020, based on September 2019 estimates).

Global Blue FAR POINT 36

Medium-term analysis - results per annum may differ (positively or negatively)

SiS forecast and revenue growth guidance reconciliation


Medium-term CAGR, %
EM travel growth=9.0% x Int'l shopper's origin: EM=70%
DM GDP growth=2.5% x Int'l shopper's origin: DM=30%
Success Ratio improvement
6.3
0.8
7.1
1.9
1.5
8.9
8.6
(0.5)
(1.0)
(1.4)
(3.1)
(1.0)
(1.5)
6.0
3.0
EM Growth
DM Growth
Implied Macro-driven SiS Growth
Incremental SiS Growth
SiS Growth
Merchant Mix
Country Mix
Pricing
Revenue Growth Guidance
~2/3 of the delta
Mix Effect
~1/3 of the delta
- Higher end of the guidance

Note: See "Disclaimer Regarding Forecast Information and Medium-Term Objectives".
Source: Company Information (Global Blue).

Global Blue FAR POINT 37

Group cost structure drives operating leverage

COST BREAKDOWN[1] (AS OF 2018/19)

Adjusted operating costs indexed to 100


Total Costs 59%[2]
Adjusted EBITDA 41%
Fixed Costs 60%
Variable Costs 40%
G&A 20%
Issuing & Validation (Transactions) 9%
Acquiring (Processing volumes) 9%
Refunding (VAT refund) 19%
Processing (Transactions) 2%
Refunding 8%
Processing 3%
Sales & Marketing 18%
Technology Operating Costs 12%
() = Driver

DEFINITIONS

VARIABLE
- Issuing & Validation: Costs related to tax free form issuance and validation
- Acquiring: Costs related to financial processing business
- Refunding: Fee paid to agents and airports
- Processing: Transaction processing costs
- Variable costs benefit from operating leverage

FIXED
- Refunding / Processing: personnel costs
- Sales & Marketing: Cost of sales force
- Technology Operating Costs: Costs related to IT
- G&A: Includes management, product, finance, office costs, etc.
- Fixed costs generally evolve in line with or slightly above inflation

KEY TAKEAWAYS

Strong operating leverage as a result of the cost base being ~60% fixed

Variable costs tied to specific financial KPIs, not simply Group revenue

Source: Company Information (Global Blue). See "Non-IFRS Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-IFRS financial measures included in this presentation.
Note: (1) Calculated on the basis of adjusted operating expenses, i.e. operating expenses excluding D&A and other operating income and expenses (2) Adjusted operating expenses as a percentage of revenue.

Global Blue FAR POINT 38

2016/17 capex increase is driven by introduction of innovation and differentiation investments Capex expected to stay approximately at current level of ~€32-35M D&A (excl. IFRS 16) to increase by ~€5M p.a. in the next 3 years (up to 2021/22E) D&A related to IFRS 16 right of use assets is expected to remain stable Capex €M D&A €M(1) Well-invested business to support future growth 2014/15 2015/16 2016/17 2017/18 2018/19 Note: (1) Excludes the amortization of acquisition-related intangible assets Source: Company Information (Global Blue). €15M depreciation related to the right of use asset, as a result of the adoption of IFRS 16 KEY TAKEAWAYS OUTLOOK Fiscal years ended in March

High Adjusted EBIT to Adjusted Net Income conversion driven by efficient organizational & capital structure Key takeaways ADJUSTED EBIT TO ADJUSTED NET INCOME (GROUP SHARE) BRIDGE COMMENTARY Adjusted EBIT to Adjusted net income (group share) bridge I Net finance costs include interest expenses related to interest bearing debt, lease liabilities interest, net FX gain/loss, finance income and other finance expenses II Adjusted tax rate of ~23% III Mainly attributable to JV in Japan, a country that has the potential to grow faster than the Group 2018/19, €M I II III 34.0% 27.0% 20.9% 19.8% As % of revenue Note: See “Non-IFRS Financial Measures” above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-IFRS financial measures included in this presentation. Source: Company Information (Global Blue).

Resilient business performance during global financial crisis

TRAVEL INDUSTRY

Passenger revenue, rebased to 100[(1)]

CAGR:
0%



Global financial crisis
100
(16%)
84
100
2008A
2009A
2010A

LUXURY INDUSTRY

Personal luxury goods market, rebased to 100

CAGR:
2%



Global financial crisis
100
(8%)
92
105
2008A
2009A
2010A

GLOBAL BLUE

TFS sales in store, rebased to 100[(2)]

CAGR:
17%



Reversion to the mean with SiS growth "catching up" when the concerns diminish
136
Global financial crisis
Resilient during downturns, with flat YoY performance during financial crisis
100
(0%)
100
2008A
2009A
2010A

Resilient performance during economic downturn with less compression vs. the travel & luxury markets, as well as a stronger reversion / "catch-up" growth thereafter

Note: (1) Estimated revenue of the global passenger airline industry (2) Refers to calendar year (December year end)
Source: IATA, Altagamma, Company Information (Global Blue).

Global Blue FAR POINT 41

Relative FX rates (origin vs. destination) impact international shoppers’ TFS demand, particularly for EM shoppers TFS demand adjusts instantly to FX Brexit-driven GBP-depreciation impacted demand on the same day Key takeaways FX impact felt instantly Total UK TFS SiS development post Brexit referendum Brexit Referendum YoY growth ~18%(1) USD/GBP depreciation post Brexit referendum Note: (1) Refers to USD/GBP change between 23 June 2016 and 23 October 2016 Source: Company Information (Global Blue).

Strong correlation between FX movements and SiS with high elasticity for Chinese Shoppers

CHINESE DEMAND IS HIGHLY ELASTIC VIS-À-VIS FX MOVEMENTS THOUGH STABLE AND GROWING AT ~10%[1] OVER THE LONGER-TERM

Relationship between Chinese SiS in Eurozone and FX CNY/EUR

Chinese TFS SiS in Eurozone, YoY growth | **FX CNY/EUR, YoY growth**



100%
50%
0%
(50%)
30%
15%
0%
(15%)
Correlation = 0.92(2)
+3.0
Elasticity
Apr 2014
Feb 2015
Dec 2015
Oct 2016
Aug 2017
Jun 2018
Apr 2019
Chinese SiS (YoY growth)
FX CNY/EUR (YoY change)

RUSSIAN MACRO VOLATILITY RESULTING IN LIMITED IMPACT DUE TO LOWER ELASTICITY

Relationship between Russian SiS in Eurozone and FX RUB/EUR

Russian TFS SiS in Eurozone, YoY growth | **FX RUB/EUR, YoY growth**



60%
30%
0%
(30%)
(60%)
40%
20%
0%
(20%)
(40%)
Correlation = 0.94(3)
+1.3
Elasticity
Apr 2014
Feb 2015
Dec 2015
Oct 2016
Aug 2017
Jun 2018
Apr 2019
Russian SiS (YoY growth)
FX RUB/EUR (YoY change)

Note:
(1) 5 year SiS 2013/14 - 2018/19 CAGR (2) Methodology: regression analysis using the least squares method between YoY change of FX and YoY change of SiS (CNY versus EUR, and Chinese SiS in the Eurozone)
(3) Methodology: regression analysis using the least squares method between YoY change of FX and YoY change of SiS (RUB versus EUR, and Russian SiS in the Eurozone); Source: Company Information (Global Blue).

Global Blue FAR POINT 43

Dynamic Currency Conversion Solution A win-win value proposition for acquirers, merchants, international shoppers, and Global Blue GLOBAL BLUE SOLUTION €10 ACQUIRER FEE €10 MERCHANT REVENUE €10 PURCHASE AMOUNT: £900 INTERNATIONAL SHOPPER FEES: €30 €1,000 + €30 Fees Currency decision: £900(1) / €1,000 Software Software Software International shopper prompted in local or home currency Issuing bank debits shopper in home currency International shopper selects home currency Note: This overview is presented for illustrative purposes only and not as a representation of actual amounts involved in the DCC process. Actual amounts may vary depending on a number of factors, including the revenue share split set out in agreements with acquirer and merchants, expected DCC acceptance rates and market trends. (1) FX fees charged by the issuing bank for the conversion of the £900 purchase amount is equal to or greater than the Global Blue dynamic currency conversion fees. REVENUE

Valuation of publicly traded comparables (1) Based on unaffected stock price as of January 31, 2020 prior to announced acquisition of Ingenico.

BUSINESS OVERVIEW INVESTMENT HIGHLIGHTS TRANSACTION OVERVIEW APPENDIX - Financials and reconciliations

Non-IFRS adjusted income statement Source: Company Information (Global Blue). FY ended in March, €M FY 2016/17A FY 2017/18A FY 2018/19A FH1 2018/19A FH1 2019/20A Total Revenue 417.9 420.0 409.0 208.7 226.5 Adjusted operating expenses (251.6) (250.4) (239.4) (119.9) (126.4) Adjusted EBITDA 166.2 169.6 169.6 88.9 100.1 Other depreciation and amortization (8.5) (11.9) (30.5) (14.5) (17.7) Adjusted EBIT 157.8 157.7 139.1 74.4 82.4 Net finance cost (34.8) (32.1) (28.7) (15.9) (16.2) Adjusted profit before tax 123.0 125.6 110.4 58.5 66.2 Adjusted tax expenses (28.2) (28.4) (25.1) (13.2) (16.2) Adjusted net income for the period 94.7 97.1 85.4 45.3 50.0 Adjusted net income attributable to: Owners of the parent 91.8 93.4 80.8 42.3 46.2 Non-controlling interests 2.9 3.8 4.5 3.0 3.8

Reported IFRS income statement Source: Company Information (Global Blue). CONSOLIDATED INCOME STATEMENT FY ended in March, €M FY 2016/17A FY 2017/18A FY 2018/19A FH1 2018/19A FH1 2019/20A Total revenue 417.9 420.0 409.0 208.7 226.5 Operating expenses (338.8) (361.6) (354.4) (175.8) (190.5) Operating profit 79.0 58.4 54.6 32.9 35.9 Finance income 6.7 2.4 2.8 2.5 2.6 Finance costs (41.5) (34.5) (31.5) (18.3) (18.8) Net finance costs (34.8) (32.1) (28.7) (15.9) (16.2) Profit before tax 44.2 26.3 25.9 17.0 19.8 Income tax expense (15.6) (7.8) (18.0) (6.7) (8.6) Profit for the period 28.6 18.5 7.9 10.3 11.2 Profit attributable to: Owners of the parent 25.7 14.7 3.4 7.4 7.4 Non-controlling interests 2.9 3.8 4.5 3.0 3.8

Balance sheet €M 3/31/2019 9/30/2019 Property, plant and equipment 56.2 53.8 Intangible assets 695.6 663.0 Deferred income tax assets 14.0 17.1 Investments in associates and joint ventures 2.4 3.1 Other non-current receivables 12.7 15.4 Non-current assets 781.0 752.4 Trade receivables 249.3 377.1 Other current receivables 49.2 47.8 Income tax receivables 3.6 1.6 Prepaid expenses 15.0 11.4 Cash and cash equivalents 104.1 75.1 Current assets 421.3 513.1 Assets 1,202.3 1,265.5 Source: Company Information (Global Blue). €M 3/31/2019 9/30/2019 Equity attributable to owners of the parent 75.1 80.3 Non-controlling interests 8.4 7.7 Total equity 83.5 87.9 Loans and borrowings 622.4 623.5 Other long-term liabilities 39.2 39.0 Deferred income tax liabilities 49.4 41.8 Post-employment benefits 5.1 5.3 Provisions for other liabilities and charges 1.7 2.1 Non-current liabilities 717.8 711.7 Trade payables 274.0 331.7 Other current liabilities 61.0 63.8 Accrued liabilities 40.0 41.6 Current income tax liabilities 26.0 28.7 Current liabilities 401.0 465.9 Total equity and liabilities 1,202.3 1,265.5 CONSOLIDATED STATEMENT OF FINANCIAL POSITION

Reconciliations (1/4)

ADJUSTED EBITDA RECONCILIATION

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH 1 2018/19A	FH1 2019/20A
Profit for the period	**28.6**	**18.5**	**7.9**	**10.3**	**11.2**
Net finance cost	34.8	32.1	28.7	15.9	16.2
Income tax expense	15.6	7.8	18.0	6.7	8.6
Depreciation and amortization[(1)]	83.4	86.7	105.1	51.9	54.9
Exceptional items[(2)]	3.8	24.4	9.9	4.1	9.2
Adjusted EBITDA	**166.2**	**169.6**	**169.6**	**88.9**	**100.1**

ADJUSTED OPERATING EXPENSES

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2018/19A	FH1 2019/20A
Operating expenses	**(338.8)**	**(361.6)**	**(354.4)**	**(175.8)**	**(190.5)**
Exceptional items[(2)]	3.8	24.4	9.9	4.1	9.2
Amortization of intangible assets acquired through business combinations	74.9	74.8	74.6	37.4	37.2
Other depreciation and amortization	8.5	11.9	30.5	14.5	17.7
Adjusted operating expenses	**(251.6)**	**(250.4)**	**(239.4)**	**119.9**	**126.4**

Source: Company Information (Global Blue).
Note: (1) Depreciation and amortization consist of (i) amortization of intangible assets acquired through business combinations and (ii) other depreciation and amortization. (2) Exceptional items consist of items which Global Blue does not consider indicative of its ongoing operating performance, not directly related to ordinary business operations and which are not included in the assessment of management performance.

Global Blue FAR POINT 50

Reconciliations (2/4)

ADJUSTED PROFIT BEFORE TAX and ADJUSTED NET INCOME

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2018/19A	FH1 2019/20A
Profit before tax	**44.2**	**26.3**	**25.9**	**17.0**	**19.8**
Exceptional Items[1]	3.8	24.4	9.9	4.1	9.2
Amortization of intangible assets acquired through business combinations	74.9	74.8	74.6	37.4	37.2
Adjusted profit before tax	**123.0**	**125.6**	**110.4**	**58.5**	**66.2**

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2018/19A	FH1 2019/20A
Profit attributable to owners of the parent	25.7	14.7	3.4	7.4	7.4
Exceptional items[1]	3.8	24.4	9.9	4.1	9.2
Amortization of intangible assets acquired through business combinations	74.9	74.8	74.6	37.4	37.2
Tax effect of adjustments[2]	(12.6)	(20.6)	(7.1)	(6.6)	(7.6)
Adjusted net income (Group Share)	91.8	93.4	80.8	42.3	46.2

UNLEVERED NET INCOME

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A
Operating profit	**79.0**	**58.4**	**54.6**
Exceptional Items	3.8	24.4	9.9
Amortization of intangible assets acquired through business combinations	74.9	74.8	74.6
Adjusted EBIT	**157.8**	**157.7**	**139.1**
Unlevered tax[3]	(36.2)	(35.7)	(31.6)
Unlevered net income	**121.5**	**122.0**	**107.5**

Source: Company Information (Global Blue).
Note: (1) Exceptional items consist of items which Global Blue does not consider indicative of its ongoing operating performance, not directly related to ordinary business operations and which are not included in the assessment of management performance. (2) The exclusion of exceptional items and amortization of intangible assets acquired through business combinations mechanically implies an increased tax payment. There are certain exceptional income tax expenses, which are not related to the financial year and, as such are excluded.
(3) Based on Effective Tax Rate calculated as Adjusted Income Tax divided Adjusted PBT.

Global Blue FAR POINT 51

Reconciliations (3/4)

ADJUSTED INCOME TAX EXPENSE

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2018/19A	FH1 2019/20A
Income tax expense	**(15.6)**	**(7.8)**	**(18.0)**	**(6.7)**	**(8.6)**
Income tax expenses related to amortization of intangible assets acquired through business combinations	(15.1)	(15.1)	(15.1)	(7.5)	(7.5)
Tax impact of exceptional items	(0.6)	(8.3)	(2.8)	(1.4)	(1.1)
Exceptional income tax expenses[1]	3.1	2.7	10.8	2.4	1.1
Tax effect of adjustments	**(12.6)**	**(20.6)**	**(7.1)**	**(6.6)**	**(7.6)**
Adjusted tax expenses	**(28.2)**	**(28.4)**	**(25.1)**	**(13.2)**	**(16.2)**

CASH FLOW SUMMARY

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH 1 2018/19A	FH1 2019/20A
Adjusted EBITDA	**166.2**	**169.6**	**169.6**	**88.9**	**100.1**
Capital expenditure[2]	(27.8)	(26.6)	(33.4)	(13.9)	(14.4)
Adjusted EBITDA - capital expenditure	**138.4**	**143.4**	**136.2**	**75.0**	**85.7**
Cash Flow Conversion Rate (%)	*83.3%*	*84.3%*	*80.3%*	*84.4%*	*85.6%*
Interest paid	(34.9)	(26.8)	(24.5)	(12.4)	(12.1)
Income taxes paid	(25.0)	(24.7)	(28.3)	(15.6)	(14.7)
Principal elements of lease payments	-	-	(14.2)	(7.0)	(8.1)
Dividends paid to non-controlling interests	(3.6)	(3.5)	(3.9)	(3.6)	(4.8)
Free Cash Flow to Equity (Group Share)	**74.9**	**88.0**	**65.3**	**36.4**	**46.0**

Source: Company Information (Global Blue).
Note: (1) Exceptional income tax expenses relate mainly to the tax audit of Global Blue's Italian Subsidiary. (2) Capital expenditure is defined as purchase of tangible and intangible assets.

Global Blue FAR POINT 52

Reconciliations (4/4)

LEVERAGE RATIO

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2019/20A
Principal value of non-current loans and borrowings	630.0	630.0	630.0	630.0
Current lease liabilities	-	-	13.7	13.7
Non-current lease liabilities	-	-	32.4	31.7
Cash and cash equivalents	(111.7)	(50.7)	(104.1)	(75.1)
Adjusted net debt	**518.3**	**579.3**	**572.0**	**600.3**
Adjusted EBITDA (on a rolling 12-month basis)[1]	166.2	169.6	169.6	180.8
Leverage ratio	**3.1x**	**3.4x**	**3.4x**	**3.3x**

NET DEBT

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2019/20A
Adjusted net debt	**518.3**	**579.3**	**572.0**	**600.3**
Capitalized financing costs	(19.5)	(17.2)	(13.4)	(11.6)
IFRS 9 loan modification impact	0.0	0.0	5.8	5.1
Other bank overdraft[2]	0.2	3.0	2.1	3.8
Net debt	**499.0**	**565.1**	**566.6**	**597.6**

Source: Company Information (Global Blue).
Note: (1) Represents Adjusted EBITDA, except for Adjusted EBITDA (on a rolling 12-month basis) for the 12 months ended September 30, 2019 which has been calculated by adding the amounts for Adjusted EBITDA for the six months ended September 30, 2019 and the financial year ended March 31, 2019 and deducting the amount for Adjusted EBITDA for the six months ended September 30, 2018. (2) Local credit facilities are available in certain jurisdictions. None of these local overdraft facilities were committed in nature.

Global Blue FAR POINT 53

Key risks relating to Global Blue We are subject to currency exchange rate risk in the conduct of our business, including commercial risk if certain currency zones become less attractive for inbound international shoppers. Our business is highly dependent on international travel, which may be adversely affected by regional or global circumstances or travel restrictions, including the impact of the coronavirus outbreak or similar health-related travel disruptions. Our business is dependent on the overall level of consumer spending, which is affected by general economic conditions and spending patterns. A decrease in VAT rates or changes in VAT or VAT refund policies in countries in which we operate could negatively affect our business. Changes in the regulatory environment, licensing requirements and government agreements could adversely affect our business. We must continually adapt and enhance our existing technology offerings and ensure continued resilience and uptime of our underlying technology platform to remain competitive in our industry. We operate in a competitive market and we may lose merchant accounts to our competitors. Our business may be adversely affected by disintermediation of TFS processes. Price harmonization or convergence between destination markets and origin markets may adversely affect our business. We are subject to taxation in multiple jurisdictions, which is complex and often requires making subjective determinations subject to scrutiny by, and disagreements with, tax regulators. Adverse competition law rulings could restrict our ability to expand or to operate our business as we wish and could expose us to fines or other penalties. The integrity, reliability and efficiency of our internal controls and procedures may not be guaranteed. Our TFS business is dependent on our airport concessions and agreements with agents. We operate in emerging markets and are exposed to risks associated with operating in such markets. We may be adversely affected by risks associated with strategic arrangements or investments in joint ventures with third parties. Our business is subject to loss through physical disaster, data security breach, computer malfunction or sabotage. Our AVPS business relies on relationships with acquirers and on the involvement of card schemes. We are subject to counterparty risk and credit risk. We are subject to losses from fraud, theft and employee error. We may not be able to attract, integrate, manage and retain qualified personnel or key employees. We are subject to complex and stringent data protection and privacy laws and regulations in the jurisdictions in which we operate. Our business is subject to anti-money laundering, sanctions and anti-bribery regulation and related compliance costs and third-party risks. We are subject to risks relating to intellectual property. Litigation or investigations involving us could result in material settlements, fines or penalties. As reported on the French Competition Authority (FCA) website, on November 28, 2019, representatives of the FCA carried out unannounced inspections of companies in the VAT refund services sector in Paris, including Global Blue. Documents were collected and taken in connection with an investigation, in respect of which Global Blue is fully co-operating. The investigation is solely linked to suspected anti-competition breaches in France (which represents 7.6% of Global Blue’s total Oct-19 LTM revenue) and, as stated by the FCA, such investigation does not pre-suppose the existence of a breach of law. Global Blue has lodged at court a right to appeal against the decision by the FCA to launch the investigation. Further information will be provided as and when available.